SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 5th, 2003

Date of Report (Date of earliest event reported)

E.DEAL.NET, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-52040 (Commission File Number)	98-0195748 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated September 5th, 2003, issued by e.Deal.net, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 5th, 2003, e.Deal.net, Inc. issued a news release, announcing that it has teamed up with 4Freequotes.com to provide online access to automobile insurance quotes.  This news release, dated September 5th, 2003, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.DEAL.NET, INC.

/s/ Terri DuMoulin

Terri DuMoulin

President

Date: September 5th, 2003

EXHIBIT 99.1

e.Deal.net Joins 4Freequotes.com Program

Vancouver, BC – September 5, 2003 – e.Deal.net, Inc. (OTCBB: EDAN), an online destination for consumers and automotive professionals seeking to obtain information on all makes of cars and trucks, today announced that it has teamed up with 4Freequotes.com to provide online access to automobile insurance quotes.

“We are delighted to offer the immense range of automotive insurance quotes available at 4Freequotes.com,” stated e.Deal.net, Inc. President, Ms. Terri DuMoulin. “The user friendly and straight forward model at 4Freequotes.com exactly fits our philosophy.”

ABOUT 4Freequotes.com

Since 1997, 4freequotes.com has enabled consumers to locate insurance agents, brokers and companies offering quotes on 11 types of insurance in an expedient an efficient manner.  They have long succeeded in providing consumers with the easiest route to requesting insurance quotes while providing insurance professionals the forum necessary to meet the needs of web savvy consumers.

ABOUT e.Deal.net, Inc.

e.Deal.net, Inc. (OTCBB: EDAN) is a development stage company and through our website, http://www.edeal.net we provide a wide range of automotive information, including maintenance and safety tips, information on how to buy and sell pre-owned vehicles, notice of safety and recalls by email alerts, information on parts and service, quotes on insurance, financing sources, automotive dealers, email alerts for service reminders, new products and accessories.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, generally weak stock market, lack of investor interest in the Company, negative publicity, economic strength of the automotive industry, changes in environmental and vehicle-related regulations, intense competition, infringement of intellectual property rights or Internet commerce regulation, any of which may cause actual results to differ materially from those described in the statements. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

For additional information about e.Deal.net, Inc., please visit our Web site at, http://www.edeal.net or contact Terri DuMoulin at 604-659-5005.